                                                                    EXHIBIT 99.1


 NUMBER                                                                  SHARES
--------                                                                --------
VDC 0119                   VDC COMMUNICATIONS, INC.
--------     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       --------

COMMON STOCK                                                  CUSIP 918218 10 1

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


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This Certifies that

                                   SPECIMEN

is the owner of

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            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE
                    OF $.0001 EACH OF THE COMMON STOCK OF

   -----------------------                          -------------------------
-------------------------- VDC COMMUNICATIONS, INC. ----------------------------
   -----------------------                          -------------------------

                             CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and of any amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

  /s/ Frederick A. Moran                            /s/ Frederick A. Moran
FREDERICK A. MORAN, SECRETARY                         FREDERICK A. MORAN,
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

        [CORPORATE SEAL OF VDC COMMUNICATIONS, INC. - DELAWARE, 1997]

COUNTERSIGNED AND REGISTERED:
                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, NY)       TRANSFER AGENT
                                                     AND REGISTRAR

BY /S/ [ILLEGIBLE]
   AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in commmon
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                         Custodian
                    ------------------------------------------------------------
                          (Cust)                                 (Minor)

                    under Uniform Gifts to Minors Act
                                                     ---------------------------
                                                                (State)

   Additional abbreviations may also be used though not in the above list.

For value received,                         hereby sell, assign and tranfer unto
                   -------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF THE ASSIGNEE
--------------------------------------

--------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                   SPECIMEN
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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------

                                   SPECIMEN
        ------------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.